--------------------------------------------------------------------------------
                                  T. Rowe Price
--------------------------------------------------------------------------------
                                  Annual Report
                                 NEW ASIA FUND
--------------------------------------------------------------------------------
                                October 31, 1999
--------------------------------------------------------------------------------
REPORT HIGHLIGHTS
================================================================================
NEW ASIA FUND
------------------
     * Asian markets continued to rebound during the past six months, though investors became more selective as global interest rates turned up.

     * Fund performance was strong both in absolute terms and relative to our benchmarks for the 6- and 12-month periods ended October 31.

     * We continued to reduce exposure to Hong Kong, still our largest market, and increased investments in Taiwan, South Korea, and India.

     * A wide gulf is developing between countries that have reformed their economies and are globally competitive and those that have resisted reforms.

UPDATES AVAILABLE

For updates on each fund following the end of every calendar quarter, please see our Web site at www.troweprice.com.

================================================================================
FELLOW SHAREHOLDERS
================================================================================

     Asian markets staged an impressive rebound during the 12 months ended October 31, though gains in the second half of the year were more muted and investors more discriminating. Rising interest rates and lingering fundamental concerns caused investors to favor higher quality, less cyclical companies during the past six months. This new environment benefited your fund and contributed to a gratifying 48.73% gain for the fiscal year.

     Stocks of heavily indebted financial and property companies posted the most dramatic gains early in the period, bolstered by lower global interest rates. This liquidity-fueled rally lost some steam when recovering economies turned central bankers around the world from rate-cutters to rate-hikers. The U.S. Federal Reserve raised key short-term lending rates twice, and several Asian central banks were obliged to follow suit, notably Hong Kong's. The strongest performing markets of the first half, particularly the smaller and less liquid markets such as Thailand, ceded ground to larger markets in the second half.

================================================================================
    PERFORMANCE COMPARISON
    ----------------------
    Periods Ended 10/31/99      6 Months  12 Months
    ----------------------      --------  ---------
    New Asia Fund                 18.62%   48.73%

    MSCI All Country Far East
    Free Ex-Japan                  5.63    52.06

    Lipper Pacific Ex-Japan
    Funds Average                 10.60    48.33
================================================================================

     Performance was strong in both relative and absolute terms in the past year, as shown in the table, but results versus the benchmarks were much better in the second half. Your fund's low exposure to financial and property stocks and relatively high exposure to technology and secular growth areas like media and consumer goods, especially in India, drove performance in both periods. The fund's 18.62% gain in the past six months, combined with lackluster performance for the Morgan Stanley Capital International benchmark, enabled us to pull nearly even with the index for the full year.

================================================================================

THE SECTOR FACTOR IN INTERNATIONAL INVESTING
--------------------------------------------

     Computer chips made in Ireland. Hollywood animation--from India. Internet venture capitalists from Japan. Companies today have growth opportunities, labor pools, competitive threats, acquisition targets, and potential suitors all over the world.

     International investing is no longer just a matter of having local expertise in global markets. Today's investor needs to be aware of global industry trends in addition to local realities. For the past 20 years, T. Rowe Price and its international investing arm, Rowe Price-Fleming International, have participated in the evolution of this new global marketplace and have evolved with it. Rowe Price-Fleming's international sector team works in concert with our regional portfolio managers, looking at cross-border trends that can create opportunities and risks in industries such as technology, pharmaceuticals, and financial services.

     Nowhere is this global sector imperative more evident than in telecommunications. Telecom firms need global scale to compete, and their fortunes are no longer exclusively tied to local or even regional factors. Hence Deutsche Telekom's unsuccessful bid for Telecom Italia, and the bid by Germany's Mannesmann for U.K. wireless phone company Orange.

     The chart below shows that global sector factors are growing increasingly important to the direction of stock prices. In the case of Telecom Italia, the chart shows that the correlation of its stock price to the global telecom sector (blue bar) rose significantly in 1997-98. (Data from the two years is averaged together.) The gray bar shows that during this period the stock's correlation to the Italian market declined. The examples of ING Groep and Societe Generale show that while their stock prices became modestly more correlated to their local markets, they became even more correlated to other global financial concerns.

     "We have sharpened our understanding of global trends that drive stock prices in the longer term, because we've got to be totally on top of the competitive forces affecting returns at different companies," said John Ford, chief investment officer at Rowe Price-Fleming. "For example, what is the relative attractiveness of a Denso in Japan compared with another auto components company such as Valeo in France? We've got to be aware of cross-border valuations and industry trends." Of course, local factors still dominate the outlook for some companies. The task for the informed international investor is to appreciate both the global and the local influences. Rowe Price-Fleming International, with its experienced team of investment professionals worldwide, is as well positioned as ever to find the best investment opportunities for you.

Influence of Globalaztion on Stocks Chart is shown here.
================================================================================

     Despite recent increases, nominal interest rates remained at historically low levels in much of the region, and we sensed a lack of commitment to painful reforms at many troubled companies, especially in the smaller economies such as Thailand and Indonesia. Wrenching political change in Indonesia and the uncertainties of political succession for the Mahathir dynasty in Malaysia compounded this inaction. As long as necessary structural reforms are not implemented both at the country and company level in Southeast Asia, we will maintain a cautious view on that region. In contrast, the countries of north Asia N South Korea, Taiwan, and Hong Kong N as well as India are moving steadily ahead. They now have many well-positioned companies in areas such as technology, services, and domestic consumption, areas we believe offer Asia the best chance to realize its vast economic potential.

PORTFOLIO REVIEW
----------------

     Our overall strategy is still to invest in solid franchises around the region. This strategy works very well during periods of high volatility, when the performance of financial stocks generally suffers, such as over the past six months.

================================================================================
    MARKET PERFORMANCE
    ------------------
    (IN U.S. DOLLAR TERMS)
    Periods Ended 10/31/99           6 Months   12 Months
    ----------------------           --------   ---------
    China Free                         12.76%     18.28%
    Hong Kong                          -0.54      27.24
    India                              39.23      63.96
    Malaysia                           35.84     184.38
    Philippines                       -18.23      19.00
    Singapore                          22.92      90.23
    Korea                              18.89     164.90
    Taiwan                             12.01      29.07
    Thailand                          -12.76      27.98

    Source: RIMES Online, using MSCI indices.

================================================================================

     The major change in country allocation has been the gradual reduction in the long-dominant Hong Kong portion of the portfolio, now at 25% of net assets versus 38% six months ago and 45% at the height of the Asian crisis last year. Hong Kong remains our largest single market, as shown in the chart on the following page. We viewed Hong Kong as a safe haven within Asia, but since last fall have steadily moved investments into new opportunities related to restructuring, technology, outsourcing, and the resurgence of consumer spending. Cheung Kong Holdings, a major property development and investment group, remains our second-largest investment, but Hutchison Whampoa has fallen from first to third. The latter began mainly as a property holding company but has successfully built major regional franchises in mobile telecommunications and in the operation of vast commercial ports.

     In China, we added steadily to China Telecom, the mainland's largest provider of cellular phone services, which is now our fifth largest holding. China Telecom embodies the kinds of trends we are trying to capitalize on in Asia, with cellular growing at a much faster pace than traditional fixed-line telephone service.

     Exposure to Taiwan grew to 19% from 13% six months ago. We added to positions in Taiwan Semiconductor Manufacturing and United Microelectronics, which dominate the global wafer fabrication industry and should continue to benefit from the worldwide outsourcing trend that started in the U.S. and is spreading to Japan and Europe. Taiwanese companies are bottom-line oriented, and the country's highly efficient component manufacturers are major participants in the global technology boom. Other major holdings include Hon Hai Precision Industry, Asustek Computer, and Winbond Electronics.

     [A pie chart showing Hong Kong 25%; Taiwan 19%; South Korea 19%; India 15%; Singapore 7%; China 3%; United Kingdom 2%; Other and Reserves 10% 1 HSBC Holdings, a banking conglomerate formerly based in Hong Kong, recently moved its domicile to the U.K."] ]

     In South Korea, after many years of worker sacrifice, consumers have finally come into their own and have begun to drive the economy. We added Housing & Commercial Bank, a major consumer bank, as well as companies such as South Korea Telecom, the dominant operator in the fast-growing area of mobile telecommunications, and increased our exposure to Korea Telecom, which has strong Internet and mobile phone businesses. (Cellular penetration has now exceeded fixed-line penetration in South Korea.) The fund's weighting in South Korea has increased dramatically to 19% from 3% a year ago and 17% six months ago. Samsung Electronics, a world leader in memory chips that also has strong telecom equipment and consumer electronics businesses, has grown into the fund's largest holding, even as we have taken profits after strong performance.

     India was the other key area of portfolio activity, and our exposure grew to 15% from 11% last October and 14% six months ago. The Indian market has been very strong of late, due to convincing signs of an economic recovery, muted inflation, and the election of a government with a clear majority in parliament. Some of the companies we added earlier in the year had very strong performances.

     These included Cipla and Ranbaxy Laboratories in pharmaceuticals, the latter of which announced a landmark licensing agreement with Germany's Bayer AG. Ranbaxy is one of the leading makers of branded generic drugs in the world. Others included Pentafour Software, which specializes in animation and other multimedia services and has produced recent films such as Sinbad: Beyond the Veil of Mists and the animated version of The King and I, and Zee Telefilms, which is highly profitable and the country's most dominant media company with interests in both programming and cable distribution.

     In Singapore, where our weighting also increased slightly, we added Delgro Corporation, which will operate the city's first privatized mass rail transport system, and GES International, which runs an Internet-based distribution and inventory management system in Asia for some of the world's largest high-tech companies. We also began to build a position in Chartered Semiconductor Manufacturing, an up-and- coming wafer fabrication company, which, like our Taiwanese holdings, benefits from increased outsourcing of manufacturing.

OUTLOOK
-------

     Differences in the commitment to, and progress of, structural reforms at the country and company level have led to a widening gulf between the economic performance of north Asia and India and that of Southeast Asia. Although most Asian economies are clearly recovering after last year's crisis, growth remains patchy from sector to sector, especially in Southeast Asia, where credit growth is anemic. The consumer boom, so obvious in South Korea, has been much less evident in Southeast Asia. The global strength of technology has been a major positive for exports of both manufactured products from north Asia and technology-related services from India. Although these industries remain vulnerable to a slowdown in the U.S. economy, we believe that the broader trend favoring globally competitive Asian firms remains intact. The increasing importance of technology, however, will continue to increase the gap between the tech haves and have-nots that we discussed.

================================================================================
INDUSTRY DIVERSIFICATION
------------------------
                              Percent of Net Assets
                                4/30/99   10/31/99
                                -------   --------

Services                         22.0%     25.3%
Finance                          25.4      22.7
Consumer Goods                   18.2      17.8
Capital Equipment                10.9      16.9
Multi-industry                    8.0       5.8
Energy                            9.7       3.1
All Other                         --        1.2
Reserves                          5.8       7.2
--------                          ---       ---
Total                           100.0%    100.0%

================================================================================

     In addition, Southeast Asia faces a period of difficult political transitions. Although Indonesia now has its first democratically elected government, the country faces the daunting task of creating the necessary governmental institutions in the midst of deep divisions along ethnic, religious, and regional lines. It could be profoundly destabilizing for the region if Indonesia were to fracture into several island states. Malaysia also faces a difficult political journey, and policy risk remains high. In geopolitical terms, the destabilization of Indonesia increases the likelihood that India will play a larger role in the balance of power in Asia. This could have significant positive economic implications in terms of trade and investment for the world's largest democracy.

     Our core beliefs in structuring the portfolio remain the same, however. We continue to believe this environment will create interesting investment opportunities as companies restructure and industries consolidate, sometimes across national borders. Ultimately the real impetus for Asian companies to restructure will be heightened competition, both from revitalized domestic companies and from new entrants, both domestic and foreign. Deregulation is picking up, particularly in Korea and India, and progress in this area remains a strong possibility in the region's largest economy, China. We continue to believe that only the best, the leanest, and most innovative companies will survive and prosper in this competitive environment.

Respectfully submitted,



Martin G. Wade
President
November 15, 1999

================================================================================

T. ROWE PRICE NEW ASIA FUND
---------------------------
PORTFOLIO HIGHLIGHTS
--------------------
TWENTY-FIVE LARGEST HOLDINGS
----------------------------
                                              Percent of
                                              Net Assets
                                                10/31/99
--------------------------------------------------------------
  Samsung Electronics, South Korea                   7.7%
--------------------------------------------------------------
  Cheung Kong Holdings, Hong Kong                    6.4
--------------------------------------------------------------
  Hutchison Whampoa, Hong Kong                       5.8
--------------------------------------------------------------
  Taiwan Semiconductor Manufacturing, Taiwan         3.5
--------------------------------------------------------------
  China Telecom, China                               3.1
--------------------------------------------------------------
  Zee Telefilms, India                               3.0
--------------------------------------------------------------
  Korea Telecom, South Korea                         2.8
--------------------------------------------------------------
  Korea Electric Power, South Korea                  2.5
--------------------------------------------------------------
  Cable & Wireless, Hong Kong                        2.2
--------------------------------------------------------------
  HSBC Holdings, United Kingdom                      2.0
--------------------------------------------------------------
  Hon Hai Precision Industry, Taiwan                 2.0
--------------------------------------------------------------
  Ranbaxy Laboratories, India                        2.0
--------------------------------------------------------------
  United Overseas Bank, Singapore                    1.9
--------------------------------------------------------------
  United Microelectronics, Taiwan                    1.9
--------------------------------------------------------------
  Dao Heng Bank Group, Hong Kong                     1.5
--------------------------------------------------------------
  Asustek Computer, Taiwan                           1.5
--------------------------------------------------------------
  Mahanagar Telephone, India                         1.4
--------------------------------------------------------------
  Far East Textile, Taiwan                           1.4
--------------------------------------------------------------
  Industrial Credit & Investment, India              1.4
--------------------------------------------------------------
  Singapore Telecommunications, Singapore            1.4
--------------------------------------------------------------
  Winbond Electronics, Taiwan                        1.4
--------------------------------------------------------------
  Cipla, India                                       1.1
--------------------------------------------------------------
  Compal Electronics, Taiwan                         1.1
--------------------------------------------------------------
  Housing & Commerical Bank, South Korea             1.1
--------------------------------------------------------------
  Powerchip Semiconductors, Taiwan                   1.0
--------------------------------------------------------------
  Total                                             61.1%

  Note: Table excludes reserves.
================================================================================

T. ROWE PRICE NEW ASIA FUND
---------------------------
PERFORMANCE COMPARISON
----------------------

     This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

[SEC chart shown here]

AVERAGE ANNUAL COMPOUND TOTAL RETURN
------------------------------------

     This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.
                                                              Since   Inception
Periods Ended 10/31/99     1 Year    3 Years    5 Years   Inception        Date
----------------------     ------    -------    -------   ---------        ----
New Asia Fund              48.73%    -4.64%      -3.37%        6.96%    9/28/90

     Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.
================================================================================
T. ROWE PRICE NEW ASIA FUND
---------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
----------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------
                             Year
                            Ended
                         10/31/99   10/31/98  10/31/97  10/31/96  10/31/95
                         --------   --------  --------  --------  --------
NET ASSET VALUE
Beginning of period      $    4.93 $    5.95  $   8.64  $    8.12 $   10.07
------------------------------------------------------------------------------
Investment activities
 Net investment income        0.05      0.13      0.09       0.06      0.08
 Net realized and
 unrealized gain (loss)       2.31     (1.07)    (2.71)      0.55     (1.07)
------------------------------------------------------------------------------
 Total from
 investment activities        2.36     (0.94)    (2.62)      0.61     (0.99)
------------------------------------------------------------------------------
Distributions
 Net investment income       (0.09)    (0.08)    (0.06)     (0.09)    (0.07)
 Net realized gain              -         -      (0.01)        -      (0.89)
------------------------------------------------------------------------------
 Total distributions         (0.09)    (0.08)    (0.07)     (0.09)    (0.96)

------------------------------------------------------------------------------
NET ASSET VALUE

End of period            $    7.20 $    4.93  $   5.95  $    8.64 $    8.12
Ratios/Supplemental=Data======================================================
Total return**                48.73%  (15.97)%  (30.61)%     7.58%    (9.70)%
------------------------------------------------------------------------------
Ratio of total expenses
to average net assets          1.21%    1.29%     1.10%      1.11%     1.15%
------------------------------------------------------------------------------
Ratio of net investment
income to average
net assets                     0.87%    2.33%     0.76%      0.66%     0.97%
------------------------------------------------------------------------------
Portfolio turnover rate       69.9%     68.1%     41.8%      42.0%    63.7%
------------------------------------------------------------------------------
Net assets,end of period
(in millions)            $    996  $     633  $    877   $  2,041 $  1,909
------------------------------------------------------------------------------

     ** Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

The accompanying notes are an integral part of these financial statements.
================================================================================
T. ROWE PRICE NEW ASIA FUND
---------------------------                                     OCTOBER 31, 1999
PORTFOLIO OF INVESTMENTS
------------------------
                                                          Shares          Value
                                                               In thousands

 CHINA 3.1%
 Common Stocks  3.1%
 China Telecom (HKD)                            9,100,000  $     31,101
--------------------------------------------------------------------------
 Total China (Cost $20,417)                                      31,101
--------------------------------------------------------------------------
 HONG KONG 24.5%
 Common Stocks  24.5%
 Cathay Pacific Airways                         1,478,000         2,997
--------------------------------------------------------------------------
 Cheung Kong Holdings                           7,030,000        64,024
--------------------------------------------------------------------------
 Dah Sing Financial                             1,303,400         5,235
--------------------------------------------------------------------------
 Dao Heng Bank Group                            3,366,260        15,296
--------------------------------------------------------------------------
 Esprit Holdings                                8,737,988         8,211
--------------------------------------------------------------------------
 Great Eagle Holdings                           1,008,000         1,246
--------------------------------------------------------------------------
 Henderson Land Development                     1,693,000         7,693
--------------------------------------------------------------------------
 HKR International                             11,581,344         8,796
--------------------------------------------------------------------------
 Hong Kong and China Gas                        5,128,170         6,799
--------------------------------------------------------------------------
 Cable & Wireless                               9,418,777        21,521
--------------------------------------------------------------------------
 Hutchison Whampoa                              5,770,000        57,934
--------------------------------------------------------------------------
 Legend Holdings                                3,158,000         3,394
--------------------------------------------------------------------------
 Li & Fung                                      4,648,000         7,928
--------------------------------------------------------------------------
 New World China Land                          10,090,830         4,676
--------------------------------------------------------------------------
 Sa Sa International Holdings                  20,491,000         3,376
--------------------------------------------------------------------------
 Sino Land                                     18,469,000         8,440
--------------------------------------------------------------------------
 South China Morning Post                       8,292,000         6,138
--------------------------------------------------------------------------
 Varitronix International                         368,000           793
--------------------------------------------------------------------------
 Yanzhou Coal Mining                           15,912,000         5,274
--------------------------------------------------------------------------
 Yue Yuen Industrial                            1,859,000         4,714
--------------------------------------------------------------------------
 Total Hong Kong (Cost $201,636)                                244,485
--------------------------------------------------------------------------
 INDIA 15.2%
 Common Stocks  15.2%
 Britannia Industries                             445,500         8,523
--------------------------------------------------------------------------
 Cipla                                            381,000        11,356
--------------------------------------------------------------------------
 Global Telephone Systems                         657,000         8,111
--------------------------------------------------------------------------
 HCL Infosystems                                  354,000         3,551
--------------------------------------------------------------------------
 Hindustan Lever                                  156,700         8,392
--------------------------------------------------------------------------
 Housing Development Finance *                  1,535,800         9,340
--------------------------------------------------------------------------
 ICICI Limited ADR (USD) *                        149,304  $      1,642
--------------------------------------------------------------------------
 ITC                                              604,500         9,810
--------------------------------------------------------------------------
 Industrial Credit & Investment                 7,759,000        14,120
--------------------------------------------------------------------------
 Mahanagar Telephone                            3,637,000        14,360
--------------------------------------------------------------------------

 McDowell                                       1,790,800         5,941
--------------------------------------------------------------------------
 Pentafour Software                               498,000         6,964
--------------------------------------------------------------------------
 Ranbaxy Laboratories                             979,500        19,766
--------------------------------------------------------------------------
 State Bank of India                                   50             0
--------------------------------------------------------------------------
 Zee Telefilms                                    290,000        29,680
--------------------------------------------------------------------------
 Total India (Cost $111,766)                                    151,556
--------------------------------------------------------------------------
 PHILIPPINES 0.9%
 Common Stocks  0.9%
 La Tondena Distillers                          4,084,800         3,769
--------------------------------------------------------------------------
 San Miguel (Class B)                           3,545,405         5,128
--------------------------------------------------------------------------
 Total Philippines (Cost $12,856)                                 8,897
--------------------------------------------------------------------------
 SINGAPORE 6.8%
 Common Stocks  6.8%
 Chartered Semiconductor Manufacturing            551,000         1,126
--------------------------------------------------------------------------
 DBS Group Holdings                               661,821         7,480
--------------------------------------------------------------------------
 Delgro                                         1,518,000         5,248
--------------------------------------------------------------------------
 GES International                              5,301,000         4,621
--------------------------------------------------------------------------
 Pacific Century                                1,096,000         6,326
--------------------------------------------------------------------------
 Sembawang Maritime                               228,000           850
--------------------------------------------------------------------------
 Singapore Press                                  545,719         9,351
--------------------------------------------------------------------------
 Singapore Telecommunications                   7,329,000        13,924
--------------------------------------------------------------------------
 United Overseas Bank                           2,489,000        18,855
--------------------------------------------------------------------------
 Total Singapore (Cost $63,106)                                  67,781
--------------------------------------------------------------------------
 SOUTH KOREA 19.3%
 Common Stocks  19.3%
 Hana Bank                                      1,037,719         9,516
--------------------------------------------------------------------------
 Housing & Commercial Bank                        398,000        10,518
--------------------------------------------------------------------------
 Korea Electric Power ADR(USD)                    352,000         5,544
--------------------------------------------------------------------------
 Korea Electric Power                             646,540        18,919
--------------------------------------------------------------------------
 Korea Telecom ADR(USD) *                         279,000         9,835
--------------------------------------------------------------------------

 Korea Telecom                                    272,600  $     18,340
--------------------------------------------------------------------------
 Korean Air Lines                                 192,000         2,513
--------------------------------------------------------------------------
 LG Chemicals                                     224,000         6,779
--------------------------------------------------------------------------
 LG Information & Communications                  115,305         8,459
--------------------------------------------------------------------------
 Mirae                                          1,670,900         8,971
--------------------------------------------------------------------------
 Samsung                                          382,000         6,051
--------------------------------------------------------------------------
 Samsung Electronics                              460,762        76,826
--------------------------------------------------------------------------
 Shinhan Bank                                     567,000         6,003
--------------------------------------------------------------------------
 South Korea Telecom                                3,264         3,769
--------------------------------------------------------------------------
 Total South Korea (Cost $110,772)                              192,043
--------------------------------------------------------------------------
 TAIWAN 19.4%
 Common Stocks  19.4%
 Acer Peripherals *                             1,872,000         4,987
--------------------------------------------------------------------------
 Asustek Computer *                               641,677         6,736
--------------------------------------------------------------------------
 Asustek Computer GDR (USD) *                     557,967         7,881
--------------------------------------------------------------------------
 Asustek Computer GDR (144a) (USD)                  1,511            21
--------------------------------------------------------------------------
 Compal Electronics                             3,376,977        11,338
--------------------------------------------------------------------------
 D-Link                                           355,700           594
--------------------------------------------------------------------------
 Far East Textile                              10,366,502        14,184
--------------------------------------------------------------------------
 Hon Hai Precision Industry *                   1,885,800        12,901
--------------------------------------------------------------------------
 Hon Hai Precision Industry ADR(USD) *            434,051         7,042
--------------------------------------------------------------------------
 Mosel Vitelic (USD) *                            607,000         6,571
--------------------------------------------------------------------------
 Pacific Electric Wire *                        9,696,000         4,677
--------------------------------------------------------------------------
 Powerchip semiconductors GDR(USD)                541,000         6,465
--------------------------------------------------------------------------
 Powerchip semiconductors *                     2,690,000         3,901
--------------------------------------------------------------------------
 President Chain Store                          3,081,824         8,696
--------------------------------------------------------------------------
 Ritek (USD) *                                    415,000         5,551
--------------------------------------------------------------------------
 Siliconware Precision Industries *             4,827,120         8,674
--------------------------------------------------------------------------

 Systex *                                       2,542,000         8,054
--------------------------------------------------------------------------
 Taiwan Semiconductor Manufacturing *           7,895,519        35,097
--------------------------------------------------------------------------
 United Microelectronics *                      7,203,200        18,735
--------------------------------------------------------------------------
 Winbond Electronics GDR (144a) (USD) *           559,300        10,193
--------------------------------------------------------------------------
 Winbond Electronics *                          1,947,000         3,560
--------------------------------------------------------------------------
 Yageo                                          6,466,740         6,952
--------------------------------------------------------------------------
 Total Taiwan (Cost $136,360)                                   192,810
--------------------------------------------------------------------------
 THAILAND 1.5%
 Common Stocks  1.5%
 Bangkok Bank *                                 2,852,800  $      6,651
--------------------------------------------------------------------------
 Telecomasia                                   10,558,000         8,136
--------------------------------------------------------------------------
 Total Thailand (Cost $15,956)                                   14,787
--------------------------------------------------------------------------
 UNITED KINGDOM 2.0%
 Common Stocks  2.0%
 HSBC Holdings (HKD)                            1,685,234        20,283
--------------------------------------------------------------------------
 Total United Kingdom (Cost $15,466)                             20,283
--------------------------------------------------------------------------
 VIETNAM 0.0%
 Common Stocks  0.0%
 Lazard Vietnam Fund Limited (USD) *              152,800            77
--------------------------------------------------------------------------
 Total Vietnam (Cost $310)                                           77
--------------------------------------------------------------------------

 SHORT TERM INVESTMENTS 5.1%
 Money Market Funds  5.1%
 Reserve Investment Fund, 5.51% #              50,420,258        50,420

Total Short-Term Investments (Cost $50,420)                      50,420

Total Investments in Securities
 97.8% of Net Assets (Cost $739,065)         $    974,240
 Other Assets Less Liabilities                     21,589
 NET ASSETS                                  $    995,829
================================================================================
    *  Non-income producing
    #  Seven-day yield
 144a Security was purchased pursuant to Rule 144a under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers -- total of such securities at period-end amounts to 1.0% of net assets.
  ADR  American depository receipt
  GDR  Global depository receipt
  HKD  Hong Kong dollar
  USD  U.S. dollar

  The accompanying notes are an integral part of these financial statements.

================================================================================

T. ROWE PRICE NEW ASIA FUND
---------------------------                                    OCTOBER 31, 1999
STATEMENT OF ASSETS AND LIABILITIES
-----------------------------------                               In thousands
ASSETS

Investments in securities, at value (cost $739,065)       $          974,240
Securities lending collateral                                         57,090
Other assets                                                          51,255
Total assets                                                       1,082,585
Liabilities
Obligation to return securities lending collateral                    57,090
Other liabilities                                                     24,622
Deferred foreign tax liability                                         5,044
Total liabilities                                                     86,756

NET ASSETS                                                $          995,829
Net Assets Consist of:
Accumulated net investment income - net of distributions  $            4,883
Accumulated net realized gain/loss - net of distributions (          357,034)
Net unrealized gain (loss)                                           230,130
Paid-in-capital applicable to 138,230,509 shares of
$0.01 par value capital stock outstanding;
2,000,000,000 shares of the Corporation authorized                 1,117,850
NET ASSETS                                                $          995,829
NET ASSET VALUE PER SHARE                                 $             7.20


The accompanying notes are an integral part of these financial statements.
================================================================================

T. ROWE PRICE NEW ASIA FUND
---------------------------
STATEMENT OF OPERATIONS
-----------------------                                           In thousands
                                                                 Year
                                                                Ended
                                                             10/31/99
Investment=Income=======================================================
Income
 Dividend (net of foreign taxes of $766)                 $     13,911
 Interest                                                       2,450
------------------------------------------------------------------------
 Total income                                                  16,361
------------------------------------------------------------------------
Expenses
 Investment management                                          6,444
 Shareholder servicing                                          2,361
 Custody and accounting                                           320
 Prospectus and shareholder reports                               244
 Legal and audit                                                   34
 Registration                                                      33
 Directors                                                          6
 Miscellaneous                                                     72
------------------------------------------------------------------------
 Total expenses                                                 9,514
------------------------------------------------------------------------
Net investment income                                           6,847
------------------------------------------------------------------------
Realized=and=Unrealized=Gain=(Loss)=====================================
Net realized gain (loss)
 Securities (net of foreign taxes of $972)                     18,374
 Foreign currency transactions                                   (669)
------------------------------------------------------------------------
 Net realized gain (loss)                                      17,705
------------------------------------------------------------------------
Change in net unrealized gain or loss
 Securities (net of deferred foreign taxes of $5,044)         285,244
 Other assets and liabilities
 denominated in foreign currencies                                (58)
------------------------------------------------------------------------
 Change in net unrealized gain or loss                        285,186
------------------------------------------------------------------------
Net realized and unrealized gain (loss)                       302,891
------------------------------------------------------------------------
INCREASE (DECREASE) IN NET
========================================================================
ASSETS FROM OPERATIONS                                   $    309,738
========================================================================

The accompanying notes are an integral part of these financial statements.

================================================================================

T. ROWE PRICE NEW ASIA FUND
---------------------------
STATEMENT OF CHANGES IN NET ASSETS
----------------------------------                                In thousands

                                                           Year
                                                          Ended
                                                       10/31/99       10/31/98
==Increase=(Decrease)=in=Net=Assets=============================================
  Operations
   Net investment income                             $    6,847    $    16,335
   Net realized gain (loss)                              17,705       (373,437)
   Change in net unrealized gain or loss                285,186        227,523
--------------------------------------------------------------------------------
   Increase (decrease) in net assets from operations    309,738       (129,579)
--------------------------------------------------------------------------------
  Distributions to shareholders
   Net investment income                                (11,370)       (11,046)
--------------------------------------------------------------------------------
  Capital share transactions *
   Shares sold                                          934,309        490,917
   Distributions reinvested                              10,841         10,444
   Shares redeemed                                     (880,525)      (604,687)
--------------------------------------------------------------------------------
   Increase (decrease) in net assets from capital
   share transactions                                    64,625       (103,326)
--------------------------------------------------------------------------------
==Net=Assets====================================================================
  Increase (decrease) during period                     362,993       (243,951)
  Beginning of period                                   632,836        876,787
--------------------------------------------------------------------------------
================================================================================
  End of period                                      $  995,829    $   632,836
================================================================================

*Share information
   Shares sold                                          150,881         95,986
   Distributions reinvested                               2,217          1,852
   Shares redeemed                                     (143,305)      (116,741)
--------------------------------------------------------------------------------
   Increase (decrease) in shares outstanding              9,793        (18,903)

The accompanying notes are an integral part of these financial statements.
================================================================================

T. ROWE PRICE NEW ASIA FUND
---------------------------                                    October 31, 1999
NOTES TO FINANCIAL STATEMENTS
-----------------------------
NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES
----------------------------------------

     T. Rowe Price International Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940. The New Asia Fund (the fund), a diversified, open-end management investment company, is one of the portfolios established by the corporation and commenced operations on September 28, 1990.

     The accompanying financial statements are prepared in accordance with generally accepted accounting principles for the investment company industry; these principles may require the use of estimates by fund management.

     Valuation Equity securities are valued at the last quoted sales price at the time the valuations are made. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security.

     Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation.

     For purposes of determining the fund's net asset value per share, the U.S. dollar value of all assets and liabilities initially expressed in foreign currencies is determined by using the mean of the bid and offer prices of such currencies against U.S. dollars quoted by a major bank.

     Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

     Currency Translation Assets and liabilities are translated into U.S. dollars at the prevailing exchange rate at the end of the reporting period. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

     Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles. Credits earned on daily uninvested cash balances at the custodian are used to reduce the fund's custody charges.

================================================================================
NOTE 2 - INVESTMENT TRANSACTIONS
================================================================================

     Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund's prospectus and Statement of Additional Information.

     Emerging Markets At October 31, 1999, the fund held investments in securities of companies located in emerging markets. Future economic or political developments could adversely affect the liquidity or value, or both, of such securities.

     Securities Lending The fund lends its securities to approved brokers to earn additional income and receives cash and U.S. government securities as collateral against the loans. Cash collateral received is invested in a money market pooled account by the fund's lending agent. Collateral is maintained over the life of the loan in an amount not less than 100% of the value of loaned securities. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return them. At October 31, 1999, the value of loaned securities was $59,915,000; aggregate collateral consisted of $57,090,000 in the securities lending collateral pool and U.S. Government securities valued at $4,875,000.

     Other Purchases and sales of portfolio securities, other than short-term securities, aggregated $581,295,000 and $514,904,000, respectively, for the year ended October 31, 1999.

================================================================================
NOTE 3 - FEDERAL INCOME TAXES
================================================================================

     No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. The fund utilized capital loss carryforwards of $18,396,000 in 1999. As of October 31, 1999, the fund had capital loss carryforwards for federal income tax purposes of $355,216,000, all of which expire in 2006. The fund intends to retain gains realized in future periods that may be offset by available capital loss carryforwards.

     In order for the fund's capital accounts and distributions to shareholders to reflect the tax character of certain transactions, the following reclassifications were made during the year ended October 31, 1999. The results of operations and net assets were not affected by the increases/(decreases) to these accounts.

================================================================================
  Undistributed net investment income                             $(1,064,000)
  Undistributed net realized gain                                   1,128,000
  Paid-in-capital                                                     (64,000)
================================================================================

     At October 31, 1999, the cost of investments for federal income tax purposes was substantially the same as for financial reporting and totaled $739,065,000. Net unrealized gain aggregated $235,175,000 at period-end, of which $269,407,000 related to appreciated investments and $34,232,000 to depreciated investments.

================================================================================
NOTE 4 - FOREIGN TAXES
================================================================================

     The fund is subject to foreign income taxes imposed by certain countries in which it invests. Foreign income taxes are accrued by the fund and withheld from dividend and interest income.

     Gains realized upon disposition of Indian securities held by the fund are subject to capital gains tax in India. The tax on realized gains is paid prior to repatriation of sales proceeds. A deferred tax liability is accrued on net unrealized gains and totaled $5,044,000 at October 31, 1999.

================================================================================
NOTE 5 - RELATED PARTY TRANSACTIONS
================================================================================

     The fund is managed by Rowe Price-Fleming International, Inc. (the manager), which is owned by T. Rowe Price Associates, Inc. (Price Associates), Robert Fleming Holdings Limited, and Jardine Fleming Holdings Limited under a joint venture agreement.

     The investment management agreement between the fund and the manager provides for an annual investment management fee, of which $677,000 was payable at October 31, 1999. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.50% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by the manager or Price Associates (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.295% for assets in excess of $120 billion. At October 31, 1999, and for the year then ended, the effective annual group fee rate was 0.32%. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

     In addition, the fund has entered into agreements with Price Associates and two wholly owned subsidiaries of Price Associates, pursuant to which the fund receives certain other services. Price Associates computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc. is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $1,995,000 for the year ended October 31, 1999, of which $233,000 was payable at period-end.

     Additionally, the fund is one of several T. Rowe Price-sponsored mutual funds (underlying funds) in which the T. Rowe Price Spectrum Funds (Spectrum) may invest. Spectrum does not invest in the underlying funds for the purpose of exercising management or control. Expenses associated with the operation of Spectrum are borne by each underlying fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by Spectrum, pursuant to special servicing agreements between and among Spectrum, the underlying funds, T. Rowe Price, and, in the case of T. Rowe Price Spectrum International, Rowe Price-Fleming International. Spectrum International Fund held approximately 0.1% of the outstanding shares of the fund at October 31, 1999. For the year then ended, the fund was allocated $5,000 of Spectrum expenses, $1,000 of which was payable at period-end.

     The fund may invest in the Reserve Investment Fund and Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by T. Rowe Price Associates, Inc. The Reserve Funds are offered as cash management options only to mutual funds and other accounts managed by T. Rowe Price and its affiliates and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the year ended October 31, 1999, totaled $1,723,000 and are reflected as interest income in the accompanying Statement of Operations.

     During the year ended October 31, 1999, the fund, in the ordinary course of business, placed security purchase and sale orders aggregating $64,117,000 with certain affiliates of the manager and paid commissions of $222,000 related thereto.

================================================================================
T. ROWE PRICE NEW ASIA FUND
---------------------------
REPORT OF INDEPENDENT ACCOUNTANTS
---------------------------------
TO THE BOARD OF DIRECTORS OF T. ROWE PRICE INTERNATIONAL FUNDS, INC. AND SHAREHOLDERS OF NEW ASIA FUND

     In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of New Asia Fund (one of the portfolios comprising T. Rowe Price International Funds, Inc., hereafter referred to as the "Fund") at October 31, 1999, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with generally accepted accounting  principles.  These  financial  statements  and financial  highlights

(hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1999 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.


PricewaterhouseCoopers LLP
Baltimore, Maryland
November 17, 1999


TAX INFORMATION (UNAUDITED) FOR THE TAX YEAR ENDED 10/31/99

     We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

     The fund will pass through foreign source income of $7,540,000 and foreign taxes paid of $1,758,000.

================================================================================
FOR FUND AND ACCOUNT INFORMATION
OR TO CONDUCT TRANSACTIONS,
24 HOURS, 7 DAYS A WEEK
By touch-tone telephone
TELE*ACCESS 1-800-638-2587
By Account Access on the Internet
WWW.TROWEPRICE.COM/ACCESS

FOR ASSISTANCE
WITH YOUR EXISTING
FUND ACCOUNT, CALL:
Shareholder Service Center
1-800-225-5132

TO OPEN A BROKERAGE ACCOUNT
OR OBTAIN INFORMATION, CALL:
1-800-638-5660

INTERNET ADDRESS:
www.troweprice.com

PLAN ACCOUNT LINES FOR RETIREMENT
PLAN PARTICIPANTS:
The appropriate 800 number appears
on your retirement account statement.

T. Rowe Price Associates
100 East Pratt Street
Baltimore, Maryland  21202

This report is authorized for
distribution  only to shareholders
and to others who have received
a copy of the prospectus appropriate
to the fund or funds covered in this
report.

WALK-IN INVESTOR CENTERS:
For directions, call 1-800-225-5132
or visit our Web site

BALTIMORE AREA
Downtown
101 East Lombard Street

Owings Mills
Three Financial Center
4515 Painters Mill Road

BOSTON AREA
386 Washington Street
Wellesley

COLORADO SPRINGS
4410 ArrowsWest Drive

LOS ANGELES AREA
Warner Center
21800 Oxnard Street, Suite 270
Woodland Hills

TAMPA
4200 West Cypress Street
10th  Floor

WASHINGTON, D.C.
900 17th Street N.W.
Farragut Square

T. Rowe Price Investment Services, Inc., Distributor.       F39-050  10/31/99
================================================================================